Exhibit 10.17.5

AMENDMENT NO. 5

TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 5 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of July 31, 2009, between SouthWest Water Company, a Delaware corporation (“Borrower”), and Bank of America, N.A., as Administrative Agent, with reference to the Amended and Restated Credit Agreement dated as of February 15, 2008 (as amended, the “Credit Agreement”), among Borrower, the Lenders described therein, and the Administrative Agent.  Capitalized terms not otherwise defined herein are used with the meanings set forth for those terms in the Credit Agreement.

The parties hereto enter into this Amendment with reference to the following facts:

A.                                 Pursuant to Amendment No. 3 to Amended and Restated Credit Agreement dated as of June 17, 2009 (“Amendment No. 3”), between the Borrower and the Administrative Agent (with the consent of the Required Lenders), Borrower is required to deliver the financial statements required under Sections 6.01(b) and 6.02(a) of the Credit Agreement with respect to the fiscal quarters ended September 30, 2008, and March 31, 2009, on or prior to August 3, 2009.

B.                                  Pursuant to Sections 6.01(b) and 6.02(a) of the Credit Agreement, the Borrower is required to deliver the financial statements described therein with respect to the fiscal quarter ended June 30, 2009, on or prior to August 15, 2009.

C.                                     The Borrower has informed the Administrative Agent and the Lenders that it will not be able to deliver the required financial statements with respect to the fiscal quarters ended September 30, 2008, March 31, 2009, and June 30, 2009 prior to the applicable deadlines (collectively, the “Anticipated Defaults”).

D.                                 Borrower has requested that the Lenders (i) waive the Anticipated Defaults, (ii) extend the time by which the required financial statements with respect to the fiscal quarters ended September 30, 2008, and March 31, 2009 must be delivered to August 28, 2009, and (iii) extend the time by which the required financial statements with respect to the fiscal quarter ended June 30, 2009 must be delivered to September 18, 2009.

E.                                   The Administrative Agent, acting with the consent of the Required Lenders pursuant to Section 10.01 of the Credit Agreement, has agreed to waive the Anticipated Defaults and to otherwise amend the Credit Agreement and the other Loan Documents on the terms set forth in this Amendment.

NOW, THEREFORE, Borrower and Administrative Agent, acting with the consent of the Required Lenders pursuant to Section 10.01 of the Credit Agreement, agree as follows:

1.                                     Representations and Warranties.  Borrower represents and warrants to Administrative Agent and the Lenders that:

(a)                               after giving effect to this Amendment, no Default or Event of Default has occurred and remains continuing;

(b)                               after giving effect to this Amendment, except for representations or warranties which are inaccurate as a direct result of the correction and restatement of the Subject Financial Statements, and except as set forth in the Schedules to the Credit Agreement, each of the representations and warranties set forth in Article V of the Credit Agreement are true and correct as of the date of this Agreement (other than those representations which relate solely to a prior date, each of which was true as of that date) provided that Schedules 5.06 and 5.09 are updated in the manner attached to Amendment No. 2 to Amended and Restated Credit Agreement dated as of May 28, 2009, between the Borrower and the Administrative Agent; and

(c)                               neither Borrower nor any of its Subsidiaries is in default of any indenture, loan or credit or similar agreement governing Indebtedness in a principal amount which exceeds $1,000,000 in any manner which entitles the holder of such Indebtedness, or which would entitle the holder of such Indebtedness with the giving of any notice, the passage of time (including any cure period), or both, to require the payment of any such Indebtedness prior to the date upon which such Indebtedness would otherwise be due and payable.

2.                                     Waiver.  In reliance upon the agreements, representations and warranties set forth in this Amendment, the Lenders hereby waive the Anticipated Defaults.  The Lenders’ waiver of the Anticipated Defaults constitutes a one-time waiver of the specific Anticipated Defaults described in this Amendment, shall not constitute a waiver of any other or future Defaults or Events of Default, whether or not similar to the Anticipated Defaults, and shall not be construed as a waiver of the Borrower’s obligation to deliver the financial statements as set forth in Section 3 of this Amendment.

3.                                     Covenant Regarding Financial Statements.

(a)                               Notwithstanding any provision to the contrary in the Credit Agreement, Borrower shall have through August 28, 2009, to deliver the financial statements and Compliance Certificates required under Sections 6.01(b) and 6.02(a) of the Credit Agreement, respectively, with respect to each of the fiscal quarters ended September 30, 2008, and March 31, 2009.

(b)                               Notwithstanding any provision to the contrary in the Credit Agreement, Borrower shall have through September 18, 2009, to deliver the financial statements and Compliance Certificate required under Sections 6.01(b) and 6.02(a) of the Credit Agreement, respectively, with respect to the fiscal quarter ended June 30, 2009.

The Borrower acknowledges and agrees that each failure by the Borrower to comply with any covenant set forth in this Section 3 shall in each case constitute an immediate Event of Default under the Credit Agreement with respect to which the Administrative Agent and the Lenders shall have all rights and remedies set forth therein and at law.

4.                                     Conditions to Effectiveness.  The effectiveness of this Amendment shall be subject to the prior satisfaction of the following conditions precedent, in each case in form and substance satisfactory to the Administrative Agent:

(a)                               the Administrative Agent shall have received a consent of the Guarantors in the form of Exhibit A hereto executed by each of the parties thereto;

(b)                               the Administrative Agent shall have received the written consent of the Required Lenders as required under Section 10.01 of the Credit Agreement in the form of Exhibit B hereto; and

(c)                               the Administrative Agent shall have received, for the account of each Lender which has executed a consent hereto prior to 3:00 p.m. (Los Angeles time) on July 31,

2009 (or any extension of such deadline announced via the Intralinks system), an amendment fee in an amount equal to 0.075% of such Lender’s Commitment under the Credit Agreement.

5.                                     Effectiveness of the Credit Agreement.  Except as hereby expressly amended, the Credit Agreement remains in full force and effect, and is hereby ratified and confirmed in all respects.

6.                                     Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

SOUTHWEST WATER COMPANY, a Delaware corporation,
as Borrower

By:	/s/ Mark Swatek
Name:	Mark Swatek
Title:	CEO

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Ken Puro
Name:	Ken Puro
Title:	Vice President

Signature Page

Exhibit A to Amendment

CONSENT OF GUARANTORS

This Consent of Guarantors (this “Consent of Guarantors”) is delivered with reference to (a) the Amended and Restated Credit Agreement dated as of February 15, 2008 (as heretofore amended, restated, extended, supplemented, or otherwise modified, the “Credit Agreement”), among SouthWest Water Company, a Delaware corporation (“Borrower”), the lenders from time to time party thereto (collectively, the “Lenders”), and Bank of America, N.A., as Administrative Agent (“Administrative Agent”) and (b) the Amended and Restated Continuing Guaranty dated as of February 15, 2008, made by each of the undersigned Guarantors (as heretofore amended, restated, extended, supplemented, or otherwise modified, the “Guaranty”).  Capitalized terms not otherwise defined herein are used with the meanings set forth for those terms in the Credit Agreement.

Each of the undersigned Guarantors (i) consents to and approves Borrower’s execution and delivery of the attached Amendment No. 5 to Amended and Restated Credit Agreement (the “Amendment”), (ii) agrees that such Amendment does not and shall not limit or diminish in any manner the obligations of such Guarantor under the Guaranty and that such obligations would not be limited or diminished in any manner even if such Guarantor had not executed this Consent of Guarantors, (iii) reaffirms the Guaranty, and (iv) agrees that the Guaranty remains in full force and effect and is hereby ratified and confirmed.

Dated as of  ______________, 2009.

ECO RESOURCES, INC.,
a Texas corporation

By:
Name:
Title:

OPERATIONS TECHNOLOGIES, INC.,
a Georgia corporation

By:
Name:
Title:

SWWC SERVICES, INC.,
a Delaware corporation

By:
Name:
Title:

Exhibit A

METRO-H2O, LTD.,
a Texas limited partnership

By: Metro-H2O Utilities, Inc.
Its: General Partner

By:
Name:
Title:

METRO-H2O UTILITIES, INC.,
a Texas corporation

By:
Name:
Title:

SWWC ENTERPRISES, INC.,
a Delaware corporation

By:
Name:
Title:

SWWC UTILITIES, INC.,
a Delaware corporation

By:
Name:
Title:

CDC MAINTENANCE, INC.,
a Texas corporation

By:
Name:
Title:

NEW MEXICO UTILITIES, INC.,
a New Mexico corporation,

By:
Name:
Title:

Exhibit A

Exhibit B to Amendment

CONSENT OF LENDER

Reference is hereby made to the Amended and Restated Credit Agreement dated as of February 15, 2008 (as heretofore amended, restated, extended, supplemented, or otherwise modified, the “Credit Agreement”), among SouthWest Water Company, a Delaware corporation (“Borrower”), the lenders from time to time party thereto (collectively, the “Lenders”), and Bank of America, N.A., as Administrative Agent (“Administrative Agent”).  Capitalized terms not otherwise defined herein are used with the meanings set forth for those terms in the Credit Agreement.

The undersigned Lender hereby consents to the execution and delivery of an Amendment No. 5 to Amended and Restated Credit Agreement by Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated as of  ______________, 2009.

[Name of Lender]

By:

Name:

Title: